                 ==============================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 26, 1997

                          __________________________

                            JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

    MARYLAND                      1-12844                        58-1468053
(State or Other               (Commission File               (I.R.S. Employer)
Jurisdiction of                   Number)                      Identification
Incorporation)                                                     Number)

3340 PEACHTREE ROAD, NE
      SUITE 1530
   ATLANTA, GEORGIA                                                 30326
(Address of Principal Executive Offices)                         (Zip Code)

                                (404) 262-3252
             (Registrant's Telephone Number, including Area Code)

                ==============================================

ITEM 5.   OTHER EVENTS
----------------------

     On February 14, 1997, JDN Realty Corporation (the "Company") acquired The Junction Shopping Center, a 108,043 square foot shopping center in Jackson, Mississippi for $9,100,000 from an unrelated third party. The Company financed this acquisition with $1,900,000 in cash and the assumption of $7,200,000 in indebtedness from the seller.

     On May 28,1997, the Company purchased the 50% ownership interest of its joint venture partner in River Hills LLC (the "Asheville Partnership") for $283,000. The Asheville Partnership owned and operated River Hills Shopping Center, a 161,970 square foot shopping center in Asheville, North Carolina. The Company assumed $11,926,000 of indebtedness in conjunction with the transaction.

     On June 26, 1997, the Company purchased the 50% ownership interest of its joint venture partner in JEBCO/JDN Loganville Center LLC (the "Loganville Partnership") for $440,000. The Loganville Partnership owned and operated Midway Plaza Shopping Center, a 90,496 square foot shopping center in Loganville, Georgia. The Company assumed $5,836,000 of indebtedness in conjunction with the transaction.

     On September 16, 1997, the Company acquired Bermuda Square Shopping Center, a 116,310 square foot shopping center in Richmond, Virginia for $8,683,000 from an unrelated third party. The Company financed this acquisition with borrowings under its $150 million unsecured line of credit.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
----------------------------------------------------------------------------

     The following financial statements, pro forma financial information and exhibits are filed as part of this report:

A. Financial Statements of real estate acquired, pursuant to Rule 3-14 of Regulation S-X:

     The Junction Shopping Center
     ----------------------------
          Report of Independent Auditors
          Statements of Revenue and Certain Expenses
          - Period from March 25, 1996 (date of commencement of operations) to December 31, 1996
          - Period from January 1, 1997 to February 14, 1997 (date of sale) Notes to statements of revenue and certain expenses

     River Hills Shopping Center
     ---------------------------
          Report of Independent Auditors
          Statements of Revenue and Certain Expenses
          - Period from September 13, 1996 (date of commencement of operations) to December 31, 1996
          - Period from January 1, 1997 to May 28, 1997 (date of sale) Notes to statements of revenue and certain expenses

     Midway Plaza Shopping Center
     ---------------------------
          Report of Independent Auditors
          Statements of Revenue and Certain Expenses
          - Period from November 2, 1995 (date of commencement of operations) to December 31, 1995
          -    Year ended December 31, 1996
          - Period from January 1, 1997 to June 26, 1997 (date of sale) Notes to statements of revenue and certain expenses

     Bermuda Square Shopping Center
     ------------------------------
          Report of Independent Auditors
          Statements of Revenue and Certain Expenses
          -    Year ended December 31, 1996
          -    Six months ended June 30, 1997
          Notes to statements of revenue and certain expenses

B. Pro forma financial information required pursuant to Article 11 of Regulation S-X:


          Pro Forma Consolidated Balance Sheet of the Company
          -    June 30, 1997
          Pro forma consolidated statements of operations of the Company
          -    Year ended December 31, 1996
          -    Six months ended June 30, 1997

     The unaudited pro forma balance sheet is based on the historical consolidated balance sheet of the Company as of June 30, 1997 as if the Company had acquired Bermuda Square Shopping Center on June 30, 1997.

     The unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations of the Company and The Junction Shopping Center, River Hills Shopping Center, Midway Plaza Shopping Center, and Bermuda Square Shopping Center (collectively, the "Acquisition Properties") for the year ended December 31, 1996 and the six months ended June 30, 1997 and are presented as if the Company had acquired the Acquisition Properties on January 1, 1996 and 1997, respectively.

     These unaudited pro forma financial statements should be read in conjunction with the audited statements of revenue and certain expenses and notes thereto of the Acquisition Properties included in this report, the financial statements of the Company included in its annual report on Form 10-K for the year ended December 31, 1996 and the unaudited interim financial statements of the Company on Form 10-Q for the six months ended June 30, 1997. These unaudited pro forma financial statements are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above nor are they indicative of the future results of the Company.

C.   Exhibits

          Exhibit 23.  Consent of Independent Auditors

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JDN REALTY CORPORATION



                                             By:  /s/ William J. Kerley
                                                  --------------------------
                                                  William J. Kerley
                                                  Chief Financial Officer



Date: September 26, 1997

                        Report of Independent Auditors

Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statement of revenue and certain expenses of The Junction Shopping Center as described in Note 1 for the period from March 25, 1996 (date of commencement of operations) to December 31, 1996. This statement of revenue and certain expenses is the responsibility of The Junction Shopping Center's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of The Junction Shopping Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of The Junction Shopping Center for the period from March 25, 1996 (date of commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP


Atlanta, Georgia
September 24, 1997

                         The Junction Shopping Center

                  Statements of Revenue and Certain Expenses

                                                        PERIOD FROM MARCH 25,
                                                          25 1996 (DATE OF
                                                           COMMENCEMENT OF           PERIOD FROM
                                                            OPERATIONS) TO        JANUARY 1, 1997 TO
                                                             DECEMBER 31,          FEBRUARY 14, 1997
                                                                 1996               (DATE OF SALE)
                                                       -----------------------------------------------
                                                                                     (UNAUDITED)
Revenue:
  Minimum rents                                                 $490,808               $114,934
  Recoveries from tenants                                        127,536                 21,222
                                                       -----------------------------------------------
Total revenue                                                    618,344                136,156

Certain Expenses:
  Operating and maintenance                                      115,601                 24,232
  Real estate taxes, net of amounts capitalized                   38,521                  8,964
                                                       -----------------------------------------------
Total expenses                                                   154,122                 33,196
                                                       -----------------------------------------------
Revenue in excess of certain expenses                           $464,222               $102,960
                                                       ===============================================



See accompanying notes.

                         The Junction Shopping Center

              Notes to Statements of Revenue and Certain Expenses

      Period from March 25, 1996 (date of commencement of operations) to December 31, 1996 and the period from January 1, 1997 to February 14, 1997
                                (date of sale)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of the The Junction Shopping Center (the "Property") located in Jackson, Mississippi. The Property has a total of 108,043 gross leasable square feet. On February 14, 1997, JDN Realty Corporation (the "Company") acquired the Property for $9,100,000 from an unrelated third party.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees, and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized when billed.

CAPITALIZATION OF CONSTRUCTION COSTS

Costs of construction, property taxes, insurance, interest and other miscellaneous expenses incurred during the development period were capitalized until such time as the Property or portions thereof became operational.

                         The Junction Shopping Center

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Property's credit risk is concentrated in the retail industry.

Three national retailers are the anchor tenants of the Property. Minimum rents from these tenants, as a percentage of total minimum rents for the periods indicated, was as follows:

                                             PERIOD FROM MARCH
                                              25,1996 (DATE OF            PERIOD FROM
                                              COMMENCEMENT OF           JANUARY 1, 1997
                                               OPERATIONS) TO               THROUGH
                                              DECEMBER 31, 1996         FEBRUARY 14, 1997
                                                                         (DATE OF SALE)
ANCHOR TENANT
-----------------------------------------------------------------------------------------
                                                                         (UNAUDITED)
Office Depot                                         46%                     32%
Petsmart                                             23%                     22%
Big B Drugs                                          14%                     15%

                        Report of Independent Auditors

Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statement of revenue and certain expenses of River Hills Shopping Center as described in Note 1 for the period from September 13, 1996 (date of commencement of operations) to December 31, 1996. This statement of revenue and certain expenses is the responsibility of River Hills Shopping Center's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of River Hills Shopping Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of River Hills Shopping Center for the period from September 13, 1996 (date of commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles.


                                                  Ernst & Young LLP

Atlanta, Georgia
September 16, 1997

                          River Hills Shopping Center

                  Statements of Revenue and Certain Expenses


                                                       PERIOD FROM
                                                    SEPTEMBER 13, 1996
                                                        (DATE OF
                                                      COMMENCEMENT OF          PERIOD FROM JANUARY 1,
                                                       OPERATIONS) TO                  1997 TO
                                                       DECEMBER 31,                MAY 28, 1997
                                                          1996                    (DATE OF SALE)
                                                    --------------------------------------------------
                                                                                   (UNAUDITED)
Revenue:
  Minimum rents                                       $228,728                  $623,573
  Recoveries from tenants                               10,135                    86,781
  Interest income                                        2,892                     5,096
  Other revenue                                        850,000
                                                    --------------------------------------------------
Total revenue                                        1,091,755                   715,450

Certain Expenses:
  Operating and maintenance                              9,352                    29,975
  Real estate taxes                                      2,738                    57,547
                                                    --------------------------------------------------
Total expenses                                          12,090                    87,522
                                                    --------------------------------------------------
Revenue in excess of certain expenses               $1,079,665                  $627,928
                                                    ==================================================

See accompanying notes.

                          River Hills Shopping Center

              Notes to Statements of Revenue and Certain Expenses

    Period from September 13, 1996 (date of commencement of operations) to
     December 31, 1996 and the period from January 1, 1997 to May 28, 1997
                                (date of sale)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of the River Hills Shopping Center (the "Property") located in Asheville, North Carolina. The Property has a total of 186,970 gross leasable square feet. From commencement of operations to May 28, 1997, the Property was held in a limited liability company, which was 50% owned by JDN Realty Corporation ("JDN Realty") and 50% owned by an unrelated third party. On May 28, 1997, JDN Realty acquired the 50% interest held by the unrelated party and thereby became the sole owner of the Property.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees, and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized when billed.

CAPITALIZATION OF CONSTRUCTION COSTS

Costs of construction, property taxes, insurance, interest and other miscellaneous expenses incurred during the development period were capitalized until such time as the Property or portions thereof became operational.

                          River Hills Shopping Center

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Property's credit risk is concentrated in the retail industry.

Three national retailers are the anchor tenants of the Property. Minimum rents from these tenants, as a percentage of total minimum rents for the periods indicated, were as follows:

                                 PERIOD FROM
                              SEPTEMBER 13, 1996
                                  (DATE OF               PERIOD FROM
                               COMMENCEMENT OF         JANUARY 1, 1997
                                OPERATIONS) TO             THROUGH
                               DECEMBER 31, 1996         MAY 28, 1997
ANCHOR TENANT                                           (DATE OF SALE)
--------------------------------------------------------------------------------
                                                         (UNAUDITED)
Carmike Cinemas                16%                      22%
Circuit City                   42%                      22%
Food Lion                      5%                       25%

                        Report of Independent Auditors

Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statements of revenue and certain expenses of Midway Plaza Shopping Center as described in Note 1 for the period from November 2, 1995 (date of commencement of operations) to December 31, 1995 and the year ended December 31, 1996. These statements of revenue and certain expenses are the responsibility of Midway Plaza Shopping Center's management. Our responsibility is to express an opinion on these statements of revenue and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenue and certain expenses. We believe that our audits of these statements of revenue and certain expenses provide a reasonable basis for our opinion.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and are not intended to be a complete presentation of Midway Plaza Shopping Center's revenue and expenses.

In our opinion, the statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses of Midway Plaza Shopping Center for the period from November 2, 1995 (date of commencement of operations) to December 31, 1995 and year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP

Atlanta, Georgia
September 16, 1997

                         Midway Plaza Shopping Center

                  Statements of Revenue and Certain Expenses


                                                 PERIOD FROM
                                              NOVEMBER 2, 1995                         PERIOD FROM
                                                 (DATE OF                            JANUARY 1, 1997
                                              COMMENCEMENT OF                              TO
                                               OPERATIONS) TO       YEAR ENDED        JUNE 26, 1997
                                                 DECEMBER 31,       DECEMBER 31,        (DATE OF
                                                    1995                1996               SALE)
                                                ------------------------------------------------------
Revenue:
  Minimum rents                                   $87,582            $739,664            $425,043
  Recoveries from tenants                               -              86,396              49,775
  Interest income                                       -                   -                   -
  Other income/(expense)                                -               7,158              15,870
                                                ------------------------------------------------------
Total revenue                                      87,582             833,218             490,688

Certain Expenses:
  Operating and                                       934              45,255              21,019
   maintenance
  Real estate taxes                                 2,203              60,885              37,966
                                                ------------------------------------------------------
Total expenses                                      3,137             106,140              58,985
Revenue in excess of  certain expenses          ------------------------------------------------------
                                                  $84,445            $727,078            $431,703
                                                ======================================================

See accompanying notes.

                         Midway Plaza Shopping Center

              Notes to Statements of Revenue and Certain Expenses

 Period from November 2, 1995 (date of commencement of operations) to December 31, 1995, Year ended December 31, 1996 and the Period from January 1, 1997 to
                         June 26, 1997 (date of sale)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of Midway Plaza Shopping Center (the "Property") located in Loganville, Georgia. The Property has a total of 90,496 gross leasable square feet. From commencement of operations to June 26, 1997, the Property was held in a limited liability company, which was 50% owned by JDN Realty Corporation ("JDN Realty") and 50% owned by an unrelated third party. On June 26, 1997, JDN Realty acquired the 50% interest held by the unrelated third party and thereby became the sole owner of the Property.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees, and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized when billed.

CAPITALIZATION OF CONSTRUCTION COSTS

Costs of construction, property taxes, insurance, interest and other miscellaneous expenses incurred during the development period were capitalized until such time as the Property or portions thereof became operational.

                         Midway Plaza Shopping Center

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

2.   LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Property's credit risk is concentrated in the retail industry.

Kroger, a national grocery chain, is the anchor tenant of the Property. Minimum rents from Kroger, as a percentage of total minimum rents for the period from November 2, 1995 (date of commencement of operations) to December 31, 1995, the year ended December 31, 1996 and the period from January 1, 1997 to June 26, 1997 (date of sale) were 100%, 73% and 64% (unaudited), respectively.

                         Report of Independent Auditors

Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statement of revenue and certain expenses of Bermuda Square Shopping Center as described in Note 1 for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of Bermuda Square Shopping Center's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of Bermuda Square Shopping Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of Bermuda Square Shopping Center for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                            Ernst & Young LLP

Atlanta, Georgia
September 24, 1997

                        Bermuda Square Shopping Center

                  Statements of Revenue and Certain Expenses

                                            YEAR ENDED             PERIOD FROM
                                           DECEMBER 31,         JANUARY 1, 1997 TO
                                               1996                JUNE 30, 1997
                                       ----------------------------------------------
                                                                    (UNAUDITED)
Revenue:
 Minimum and percentage rents               $1,034,151                 $485,445
 Recoveries from tenants                       147,894                   69,862
 Interest income                                 4,987                    1,391
 Other income                                   19,478                    9,504
                                       ----------------------------------------------
Total revenue                                1,206,510                  566,202

Certain Expenses:
 Operating and maintenance                     127,253                   56,533
 Real estate taxes                              81,406                   43,270
                                       ----------------------------------------------
Total expenses                                 208,659                   99,803
                                       ----------------------------------------------
Revenue in excess of certain expenses       $  997,851                 $466,399
                                       ==============================================

See accompanying notes.

                         Bermuda Square Shopping Center

              Notes to Statements of Revenue and Certain Expenses

                               For the year ended
    December 31, 1996 and the period from January 1, 1997 to June 30, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of the Bermuda Square Shopping Center (the "Property") located in Richmond, Virginia. The Property has a total of 116,310 gross leasable square feet. On September 16, 1997, JDN Realty Corporation (the "Company") acquired the Property for $8,683,000 from an unrelated third party.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of the Company. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees, and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized when billed.

USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                        Bermuda Square Shopping Center

2.   LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Property's credit risk is concentrated in the retail industry.

The significant tenants of the Property and the minimum rents from these tenants, as a percentage of total minimum rents for the periods indicated, were as follows:

                                                               PERIOD FROM
                                                             JANUARY 1, 1997
                                            YEAR ENDED           THROUGH
     ANCHOR TENANT                       DECEMBER 31, 1996    JUNE 30, 1997

     -------------------------------------------------------------------------
                                                               (UNAUDITED)
     Ukrop's                                   16%                   16%
     Rite Aid                                   5%                    5%
     A & N Sports                               6%                    6%

                            JDN REALTY CORPORATION

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1997

                 (Dollars in thousands, except per share data)

                                                                    JDN Realty                    JDN Realty
                                                                    Corporation     Pro Forma     Corporation
                                                                   Historical (A)   Adjustments   Pro Forma
                                                                 ----------------  ------------- --------------
                                                                   (Unaudited)
ASSETS
        Shopping center properties, at cost:
                Land                                                $ 57,843         $ 1,302  (B) $ 59,145
                Buildings and improvements                           298,769           7,381  (B)  306,150
                Property under development                            64,085              -         64,085
                                                                 ------------      ----------    -----------
                                                                     420,697           8,683       429,380
                Less: accumulated depreciation and amortization      (32,835)             -        (32,835)
                                                                 ------------      ----------    -----------
                        Shopping center properties, net              387,862           8,683       396,545
        Cash and cash equivalents                                     15,934              -         15,934
        Restricted cash - escrow                                       2,535              -          2,535
        Rents receivable                                               1,272              -          1,272
        Investments in and advances to unconsolidated entities        52,931              -         52,931
        Deferred costs, net of amortization                            5,753              -          5,753
        Other assets                                                  11,457              -         11,457
                                                                 ------------      ----------    -----------
                                                                    $477,744         $ 8,683      $486,427
                                                                 ============      ==========    ===========



LIABILITIES AND SHAREHOLDERS' EQUITY
        Liabilities
                Unsecured line of credit                            $100,000         $ 8,683  (C) $108,683
                Mortgage notes payable                                85,032              -         85,032
                Accounts payable and accrued expenses                  2,092              -          2,092
                Other liabilities                                      1,563              -          1,563
                                                                 -----------       ----------    -----------
                        Total Liabilities                            188,687           8,683       197,370


        Shareholders' Equity
                Preferred stock, par value $.01 per share-
                authorized 20,000,000 shares, none outstanding           -                -            -
                Common stock, par value $.01 per share-
                        authorized 150,000,000 shares, issued and
                        outstanding 15,461,612 shares in 1997            155              -            155
                Paid-in capital                                      295,991              -        295,991
                Accumulated deficit                                   (7,089)             -         (7,089)
                                                                 ------------      ----------    -----------
                        Total Shareholders' Equity                   289,057              -        289,057
                                                                 ------------      ----------    -----------

                                                                    $477,744         $ 8,683      $486,427
                                                                 ============      ==========    ===========

               SEE NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                            JDN REALTY CORPORATION
                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

(A) Represents the historical consolidated balance sheet of JDN Realty Corporation (the "Company") as of June 30, 1997. Included in this balance sheet are the effects of acquisitions made prior to June 30, 1997, including The Junction Shopping Center, River Hills Shopping Center and Midway Plaza Shopping Center. No pro forma adjustments are included for acquisitions made prior to June 30, 1997.

(B)  Represents the allocated purchase price for Bermuda Square Shopping
     Center.


(C) Represents the financing of the purchase price of Bermuda Square Shopping Center with an advance on the Company's unsecured line of credit.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                         Year Ended December 31, 1996
                     (In thousands, except per share data)

                                                          JDN Realty      The Junction  River Hills   Midway Plaza  Bermuda Square
                                                          Corporation     Shopping       Shopping     Shopping       Shopping
                                                          Historical (A)  Center (B)    Center (C)    Center (D)    Center (E)
                                                          --------------  ------------  -----------   ------------  --------------
Revenues:
        Minimum and percentage rents                            $32,933         $ 491         $ 229         $ 739         $ 1,034
        Recoveries from tenants                                   3,475           128            10            87             148
        Other revenue                                               215           -             850            -              -
                                                          --------------  ------------  -----------   ------------  --------------

                Total revenues                                   36,623           619         1,089           826           1,182

Operating expenses:
        Operating and maintenance                                 2,586           117             9            45             127
        Real estate taxes                                         1,817            38             3            61              82
        General and administrative                                3,367           -              -            -               -
        Depreciation and amortization                             7,786           -              -            -               -
                                                          --------------  ------------  -----------   ------------  --------------
                Total operating expenses                         15,556           155            12           106             209
                                                          --------------  ------------  -----------   ------------  --------------
        Income from operations                                   21,067           464         1,077           720             973

Other income (expense):
        Interest expense, net                                    (5,868)          -             -             -               -
        Other income (expense), net                                  83           -               3             7              25
        Equity in net income of unconsolidated entities           1,415           -             -             -               -
                                                          --------------  ------------  -----------   ------------  --------------
Income before net loss on real estate sales and
        extraordinary items                                      16,697           464         1,080           727             998
Net loss on real estate sales                                       (15)          -             -             -               -
                                                          --------------  ------------  -----------   ------------  --------------
Income before extraordinary items                                16,682           464         1,080           727             998
Extraordinary items                                                 -             -             -             -               -
                                                          --------------  ------------  -----------   ------------  --------------
                Net income                                      $16,682         $ 464       $ 1,080         $ 727           $ 998
                                                          ==============  ============  ===========   ============  ==============

Net income per share                                              $1.50
                                                          ==============
Weighted average shares outstanding                              11,086
                                                          ==============

                                                                             JDN Realty
                                                             Pro Forma       Corporation
                                                             Adjustments     Pro Forma
                                                             -----------     -----------
Revenues:
        Minimum and percentage rents                         $      -           $35,426
        Recoveries from tenants                                     -             3,848
        Other revenue                                               -             1,065
                                                             -----------     -----------
                Total revenues                                      -            40,339

Operating expenses:
        Operating and maintenance                                   -             2,884
        Real estate taxes                                           -             2,001
        General and administrative                                  -             3,367
        Depreciation and amortization                               546  (G)      8,332
                                                             -----------     -----------
                Total operating expenses                            546          16,584
                                                             -----------     -----------
        Income from operations                                     (546)         23,755

Other income (expense):
        Interest expense, net                                    (1,535) (H)     (7,403)
        Other income (expense), net                                 -               118
        Equity in net income of unconsolidated entities            (558) (F)        857
                                                             -----------     -----------
Income before net loss on real estate sales and
        extraordinary items                                      (2,639)         17,327
Net loss on real estate sales                                       -               (15)
                                                             -----------     -----------
Income before extraordinary items                                (2,639)         17,312
Extraordinary items                                                 -               -
                                                             -----------     -----------
                Net income                                      $(2,639)        $17,312
                                                             ===========     ===========

Net income per share                                                              $1.56
                                                                             ===========

Weighted average shares outstanding                                              11,086
                                                                             ===========

            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                             JDN REALTY CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the year ended December 31, 1996.


(B) Represents the revenue and certain expenses of The Junction Shopping Center for the period from March 25, 1996 (date of commencement of operations) to December 31, 1996.


(C) Represents the revenue and certain expenses of River Hills Shopping Center for the period from September 13, 1996 (date of commencement of operations) to December 31,1996.


(D) Represents the revenue and certain expenses of Midway Plaza Shopping Center for the year ended December 31, 1996.


(E) Represents the revenue and certain expenses of Bermuda Square Shopping Center for the year ended December 31, 1996.


(F) Represents elimination of the Company's income from its 50% interests in the limited liability companies which owned River Hills Shopping Center and Midway Plaza Shopping Center.


(G) Represents depreciation expense related to the portion of the purchase price of the Acquisition Properties allocated to building using a 31.5 year life.


(H) Represents interest expense related to the Acquisition Properties assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                        Six Months Ended June 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

                                                     JDN Realty    The Junction   River Hill  Midway Plaza Bermuda Square
                                                     Corporation     Shopping      Shopping     Shopping      Shopping    Pro Forma
                                                   Historical (A)   Center (B)    Center (C)   Center (D)    Center (E)  Adjustments
                                                   --------------  ------------   ----------   ----------- ------------- -----------
Revenues:
   Minimum and percentage rents                     $ 19,234           $ 115          $ 624        $ 425         486      $ -
   Recoveries from tenants                             1,873              21             87           50          70        -
   Other revenue                                          87              -              -            -           -         -
                                                   --------------  ------------  ----------   -----------  ----------    -------
           Total revenues                             21,194             136            711          475         556        -

Operating expenses:
   Operating and maintenance                           1,412              24             30           21          57        -
   Real estate taxes                                     974               9             58           38          43        -
   General and administrative                          1,967              -              -            -           -         -
   Depreciation and amortization                       4,552              -              -            -           -         358  (G)
                                                   --------------  ------------  ----------   -----------  ----------    -------
           Total operating expenses                    8,905              33             88           59         100        358
                                                   --------------  ------------  ----------   -----------  ----------    -------
   Income from operations                             12,289             103            623          416         456       (358)

Other income (expense):
   Interest expense, net                              (2,137)             -              -            -           -        (900) (H)
   Other income (expense), net                           556              -               5           16          10        -
   Equity in net income of unconsolidated entities     1,521              -              -            -           -        (178) (F)
                                                   --------------  ------------  ----------   -----------  ----------    -------
Income before net loss on real estate sales and
   extraordinary items                                12,229             103            628          432         466     (1,436)
Net loss on real estate sales                            -                -              -            -           -         -
                                                   --------------  ------------  ----------   -----------  ----------    -------
Income before extraordinary items                     12,229             103            628          432         466     (1,436)
Extraordinary items                                     (401)             -              -            -           -         -
                                                   --------------  ------------  ----------   -----------  ----------    -------
           Net income                               $ 11,828           $ 103          $ 628        $ 432$        466     (1,436)
                                                   ==============  ============  ==========   ===========  ==========    =======

Net income per share                                $   0.81
                                                   ==============


Weighted average shares outstanding                   14,543
                                                   ==============

                                                         JDN Realty
                                                        Corporation
                                                         Pro Forma
                                                        ------------
Revenues:
        Minimum and percentage rents                     $ 20,884
        Recoveries from tenants                             2,101
        Other revenue                                          87
                                                        ------------
                Total revenues                             23,072

Operating expenses:
        Operating and maintenance                           1,544
        Real estate taxes                                   1,122
        General and administrative                          1,967
        Depreciation and amortization                       4,910
                                                        ------------
                Total operating expenses                    9,543
                                                        ------------
        Income from operations                             13,529

Other income (expense):
        Interest expense, net                              (3,037)
        Other income (expense), net                           587
        Equity in net income of unconsolidated entities     1,343
                                                        ------------
Income before net loss on real estate sales and
        extraordinary items                                12,422
Net loss on real estate sales                                 -
                                                        ------------
Income before extraordinary items                          12,422
Extraordinary items                                          (401)
                                                        ------------
                Net income                               $ 12,021
                                                         ===========

Net income per share                                     $   0.83
                                                         ===========

Weighted average shares outstanding                        14,543
                                                         ===========

            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                             JDN REALTY CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the six months ended June 30, 1997.


(B) Represents the revenue and certain expenses of The Junction Shopping Center for period from January 1, 1997 to February 14, 1997 (date of sale).


(C) Represents the revenue and certain expenses of River Hills Shopping Center for period from January 1, 1997 to May 28, 1997 (date of sale).


(D) Represents the revenue and certain expenses of Midway Plaza Shopping Center for period from January 1, 1997 to June 26, 1997 (date of sale).


(E) Represents the revenue and certain expenses of Bermuda Square Shopping Center for the six months ended June 30, 1997.


(F) Represents elimination of the Company's income from its 50% interests in the limited liability companies which owned River Hills Shopping Center and Midway Plaza Shopping Center.


(G) Represents depreciation expense related to the portion of the purchase price of the Acquisition Properties allocated to building using a 31.5 year life.


(H) Represents interest expense, net of amounts capitalized, related to the Acquisition Properties assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions.

                               INDEX TO EXHIBITS



Exhibit 23       Consent of Independent Auditors